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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

                        Date of Report: February 18, 2000

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
       (formerly known as "Chemical Commercial Mortgage Securities Corp.")
       -------------------------------------------------------------------
                           (Exact Name of Registrant)

        New York                     333-05271                  13-3728743
----------------------------  ------------------------   -----------------------
(State or other jurisdiction  (Commission File Number)   (IRS Employer
of incorporation)                                        Identification No.)


               380 Madison Avenue, New York                10017-2951
               --------------------------------------      ----------
              (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  (212) 622-3510

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Item 5. Other Events:


         On or about 2/18/2000, Chase Commercial Mortgage Securities Corp. (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 1996-1, Series 1996-2, Series 1997-1, Series 1997-2, Series 1998-1, Series 1998-2 and 1999-2 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 4.02 of the applicable Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.

Item 7(c).     Exhibits

               Exhibits      Description
               --------      -----------

               20.1 Monthly Reports with respect to the February 18, 2000 distribution


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 1, 2000

                                            THE CHASE MANHATTAN BANK, As Paying
                                            Agent, on behalf of Chase Commercial
                                            Mortgage Securities Corp.

                                            By: /s/ Norma Catone
                                            -----------------------------
                                            Name: Norma Catone
                                            Title: Vice President


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                                    INDEX TO EXHIBITS
                                    ----------------------------

Exhibit No.                         Description
---------------                     -----------------
20.1                                Monthly   Reports   with  respect  to  the
                                    distribution  to   certificateholders   on
                                    February 18, 2000.